SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 12, 1999
                     _________________________________
                     (Date of earliest event reported)

                            FEDDERS CORPORATION
           (Exact name of Registrant as specified in its charter)

   Delaware                        1-8831                  22-2572390
  (State of                  (Commission File No.)       (IRS Employer
 Incorporation)                                       Identification No.)


          505 Martinsville Road, Liberty Corner, NJ 07938-0813
   -------------------------------------------------------------------------
           (Address of principal executive offices)   (zip code)


                               (908) 604-8686
    _________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
    -------------------------------------------------------------------------
       (Former name or former address, if changed since last report)


 Item 5.   Other Events

           On October 12, 1999, Fedders Corporation issued a news release announcing financial information and financial highlights for its fiscal
 year ended August 31, 1999.   Attached as Exhibit 99.1 is the news release
 issued by Fedders Corporation; the exhibit is incorporated herein by reference.

 Item 7.   Financial Statements and Exhibits

      (c)  Exhibits

           99.1      News Release, dated October 12, 1999.

                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FEDDERS CORPORATION


                     By: /s/  Kent E. Hansen
                        -----------------------------
                        Name:    Kent E. Hansen
                        Title:   Senior Vice President


 Date: October 15, 1999


                               EXHIBIT INDEX

 Exhibit
 No.
 -------

 99.1      News Release, dated October 12, 1999.